Exhibit 99.1

Fabrinet Announces Third Quarter Fiscal Year 2017

Financial Results

Revenue Exceeds High-End of Guidance Range

BANGKOK, Thailand – May 8, 2017 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for the third fiscal quarter ended March 31, 2017.

Tom Mitchell, Chief Executive Officer of Fabrinet, said: “We had a strong third quarter, with revenue that exceeded our guidance range and grew 46% from a year ago. We are benefiting from growth in a variety of existing customer programs that are further supported by new business. Our new facility in Chonburi, Thailand and our new product introduction facilities in Santa Clara, California and the UK are also making important contributions that we expect to expand as we look ahead.”

Third Quarter Fiscal-Year 2017 Financial Highlights

GAAP Results

•	Revenue for the third quarter of fiscal year 2017 was $366.8 million, an increase of 46% compared to revenue of $250.9 million for the comparable period in fiscal year 2016.

•	GAAP net income for the third quarter of fiscal year 2017 was $21.7 million, compared to GAAP net income of $20.8 million in the third quarter of fiscal year 2016. GAAP net income for the third quarter of fiscal year 2017 included a foreign exchange loss of $3.7 million, or $0.10 per diluted share.

•	GAAP net income per diluted share for the third quarter of fiscal year 2017 was $0.57, compared to GAAP net income per diluted share of $0.56 in the third quarter of fiscal year 2016.

Non-GAAP Results

•	Non-GAAP net income in the third quarter of fiscal 2017 was $30.5 million, an increase of 46% compared to non-GAAP net income of $20.8 million in the third quarter of fiscal year 2016. Non-GAAP net income for the third quarter of fiscal year 2017 included a foreign exchange loss of $3.7 million, or $0.10 per diluted share.

•	Non-GAAP net income per diluted share in the third quarter of fiscal 2017 was $0.80, compared to non-GAAP net income per diluted share of $0.56 in the third quarter of fiscal year 2016.

Business Outlook

Based on information available as of May 8, 2017, Fabrinet is issuing guidance for the fourth quarter of fiscal year 2017 ending June 30, 2017, as follows:

•	Fabrinet expects revenue for the fourth quarter to be in the range of $361 million to $365 million.

•	GAAP net income per diluted share is expected to be in the range of $0.65 to $0.67, based on approximately 38.2 million fully diluted shares outstanding.

•	Non-GAAP net income per diluted share is expected to be in the range of $0.82 to $0.84, based on approximately 38.2 million fully diluted shares outstanding.

Conference Call Information

What:	Fabrinet Third Quarter Fiscal Year 2017 Financial Results Conference Call
When:	Monday, May 8, 2017
Time:	5:00 p.m. ET
Live Call:	(888) 357-3694, domestic
(253) 237-1137, international
Passcode: 10614331

Replay:	(855) 859-2056, domestic
(404) 537-3406, international
Passcode: 10614331
Webcast:	http://investor.fabrinet.com (live and replay)

This press release and any other information related to the call also will be posted on Fabrinet’s website at http://investor.fabrinet.com. A recorded version of this webcast will be available approximately two hours after the call and archived on Fabrinet’s website for a period of one year.

About Fabrinet

Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and test. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China and the United Kingdom. For more information visit: www.fabrinet.com.

Forward-Looking Statements

“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include our expectation that we will continue to achieve profitable growth and scale our business, as well as all of the statements under the “Business Outlook” section regarding our expected revenue and GAAP and non-GAAP net income per share for the fourth quarter of fiscal year 2017. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: less customer demand for our products and services than forecasted; less growth in the optical communications, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, the U.S. and the U.K.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Quarterly Report on Form 10-Q, filed on February 7, 2017. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financials

The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company’s ongoing operational performance. Non-GAAP net income excludes share-based compensation expenses, executive separation costs, expenses related to our CEO search, debt administration expenses, income or expense related to flooding, depreciation of fair value uplift, amortization of debt issuance costs, unrealized gain or loss on foreign exchange, business combination expenses, and amortization of intangible assets. We have excluded these items in order to enhance investors’ understanding of our underlying operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.

These non-GAAP financial measures are used to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, these non-GAAP financial measures are used to measure company performance for the purposes of determining employee incentive plan compensation.

SOURCE: Fabrinet

Investor Contact:

Garo Toomajanian

ir@fabrinet.com

FABRINET

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands of U.S. dollars, except share data)	March 31, 2017	June 24, 2016
Assets
Current assets
Cash and cash equivalents	$136,634	$142,804
Marketable securities	152,608	141,709
Trade accounts receivable, net	250,922	196,145
Inventory, net	224,627	181,499
Deferred tax assets	—	1,358
Prepaid expenses	3,804	3,114
Other current assets	2,983	6,662

Total current assets	771,578	673,291

Non-current assets
Restricted cash in connection with business acquisition	3,175	—
Property, plant and equipment, net	216,378	178,410
Intangibles, net	5,857	499
Goodwill	3,649	—
Deferred tax assets	2,452	1,806
Deferred debt issuance costs on revolving loan and other non-current assets	1,596	1,851

Total non-current assets	233,107	182,566

Total Assets	$1,004,685	$855,857

Liabilities and Shareholders’ Equity
Current liabilities
Bank borrowings, net of unamortized debt issuance costs	$48,658	$24,307
Trade accounts payable	210,105	172,052
Fixed assets payable	12,409	20,628
Capital lease liability, current portion	341	—
Income tax payable	2,209	2,010
Accrued payroll, bonus and related expenses	15,141	12,300
Accrued expenses	13,020	8,072
Other payables	10,931	16,356

Total current liabilities	312,814	255,725

Non-current liabilities
Long-term loan from bank, non-current portion, net of unamortized debt issuance costs	26,059	36,100
Deferred tax liability	1,754	854
Capital lease liability, non-current portion	1,062	—
Deferred liability in connection with business acquisition	3,175	—
Severance liabilities	7,896	6,684
Other non-current liabilities	2,822	2,075

Total non-current liabilities	42,768	45,713

Total Liabilities	355,582	301,438

Commitments and contingencies (Note 16)
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of March 31, 2017 and June 24, 2016)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 37,326,596 shares and 36,156,446 shares issued and outstanding as of March 31, 2017 and June 24, 2016, respectively)	373	362
Additional paid-in capital	128,868	102,325
Accumulated other comprehensive (loss) income	(993)	591
Retained earnings	520,855	451,141

Total Shareholders’ Equity	649,103	554,419

Total Liabilities and Shareholders’ Equity	$1,004,685	$855,857

FABRINET

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

	Three Months Ended		Nine Months Ended
(in thousands of U.S. dollars, except per share amounts)	March 31, 2017	March 25, 2016	March 31, 2017	March 25, 2016
Revenues	$366,837	$250,888	$1,050,036	$700,359
Cost of revenues	(322,791)	(219,711)	(923,336)	(614,678)

Gross profit	44,046	31,177	126,700	85,681
Selling, general and administrative expenses	(17,086)	(12,299)	(50,569)	(37,914)
Other income related to flooding, net	—	900	—	36

Operating income	26,960	19,778	76,131	47,803
Interest income	713	213	1,470	1,110
Interest expense	(641)	(335)	(2,517)	(1,156)
Foreign exchange (loss) gain, net	(3,702)	3,080	(100)	(1,246)
Other income	108	57	397	266

Income before income taxes	23,438	22,793	75,381	46,777
Income tax expense	(1,782)	(1,971)	(5,667)	(4,549)

Net income	21,656	20,822	69,714	42,228

Other comprehensive gain (loss), net of tax:
Change in net unrealized gain (loss) on marketable securities	49	292	(491)	117
Change in net unrealized (loss) gain on derivative instruments	—	722	(158)	674
Change in foreign currency translation adjustment	227	—	(935)	—

Total other comprehensive gain (loss), net of tax	276	1,014	(1,584)	791

Net comprehensive income	$21,932	$21,836	$68,130	$43,019

Earnings per share
Basic	$0.58	$0.58	$1.89	$1.18
Diluted	$0.57	$0.56	$1.85	$1.15

Weighted-average number of ordinary shares outstanding (thousands of shares)
Basic	37,116	35,964	36,792	35,785
Diluted	37,872	37,089	37,750	36,743

FABRINET

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended
(in thousands of U.S. dollars)	March 31, 2017	March 25, 2016

Cash flows from operating activities
Net income for the period	$69,714	$42,228
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	16,956	12,793
Loss (gain) on disposal of property, plant and equipment	7	(13)
Loss from sales and maturities of available-for-sale securities	407	190
Amortization of investment premium	397	605
Amortization of deferred debt issuance costs	1,591	543
Income related to flooding	—	(828)
Proceeds from insurer in settlement of claim related to flood damage	—	272
Allowance for doubtful accounts (reversal)	3	(7)
Unrealized (gain) loss on exchange rate and fair value of derivative instruments	(718)	2,406
Share-based compensation	21,936	7,782
Deferred income tax	1,008	1,054
Other non-cash expenses	1,775	1,171
Reversal of inventory obsolescence	(72)	(344)
Loss from written-off inventory due to flood loss	—	233
Changes in operating assets and liabilities
Trade accounts receivable	(50,839)	(37,015)
Inventory	(39,766)	(19,258)
Other current assets and non-current assets	3,921	(3,803)
Trade accounts payable	32,653	30,731
Income tax payable	166	(114)
Other current liabilities and non-current liabilities	1,249	2,730

Net cash provided by operating activities	60,388	41,356

Cash flows from investing activities
Purchase of marketable securities	(100,751)	(85,644)
Proceeds from sales of marketable securities	33,812	28,735
Proceeds from maturities of marketable securities	54,745	54,290
Payments in connection with business acquisition, net of cash acquired	(9,917)	—
Purchase of property, plant and equipment	(57,224)	(33,545)
Purchase of intangibles	(1,910)	(274)
Proceeds from disposal of property, plant and equipment	190	62
Proceeds from insurer in settlement of equipment claims related to flood damage	—	556

Net cash used in investing activities	(81,055)	(35,820)

Cash flows from financing activities
Payment of debt issuance costs	—	(506)
Proceeds of short-term loans from banks	27,665	18,000
Repayment of long-term loans from bank	(14,700)	(8,500)
Repayment of capital lease liability	(182)	—
Proceeds from issuance of ordinary shares under employee share option plans	5,890	3,326
Withholding tax related to net share settlement of restricted share units	(1,272)	(2,372)

Net cash provided by financing activities	17,401	9,948

Net (decrease) increase in cash, cash equivalents and restricted cash	(3,266)	15,484

Movement in cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at beginning of period	142,804	112,978
(Decrease) increase in cash, cash equivalents and restricted cash	(3,266)	15,484
Effect of exchange rate on cash, cash equivalents and restricted cash	271	(505)

Cash, cash equivalents and restricted cash at end of period	$139,809	$127,957

Non-cash investing and financing activities
Construction, software-related and equipment-related payables	$12,409	$5,068

FABRINET

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the unaudited condensed consolidated balance sheets that sum to the total of same amounts shown in the unaudited condensed consolidated statements of cash flows:

(amount in thousands)	As of March 31, 2017	As of March 25, 2016

Cash and cash equivalents	$136,634	$127,957
Restricted cash in connection with business acquisition (non-current assets)	3,175	—

Cash, cash equivalents and restricted cash	$139,809	$127,957

FABRINET

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

	Three Months Ended				Nine Months Ended
	March 31, 2017	March 31, 2017	March 25, 2016	March 25, 2016	March 31, 2017	March 31, 2017	March 25, 2016	March 25, 2016
	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS

GAAP measures	21,656	0.57	20,822	0.56	69,714	1.85	42,228	1.15
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	1,657	0.04	517	0.01	4,185	0.11	1,594	0.04
Depreciation of fair value uplift	67	0.00	—	0.00	67	0.00	—	0.00

Total related to gross profit	1,724	0.05	517	0.01	4,252	0.11	1,594	0.04

Related to selling, general and administrative expenses:
Share-based compensation expenses	6,071	0.16	1,482	0.04	17,751	0.47	6,188	0.17
Executive separation cost	—	—	808	0.02	577	0.02	1,360	0.04
Expenses related to CEO search	103	0.00	—	—	103	0.00	—	—
Debt administration expenses	320	0.01	—	—	320	0.01	—	—
Amortization of intangibles	179	0.00	—	—	408	0.01	—	—
Business combination expenses	120	0.00	—	—	1,630	0.04	—	—

Total related to selling, general and administrative expenses	6,793	0.18	2,290	0.06	20,789	0.55	7,548	0.21

Related to other incomes and other expenses:
(Income) expense related to flooding	—	—	(900)	(0.02)	—	—	(36)	(0.00)
Loss (gain) on foreign exchange	—	—	(3,183)	(0.09)	(1,713)	(0.05)	2,296	0.06
Amortization of debt issuance costs	283	0.01	184	0.00	1,627	0.04	542	0.01

Total related to other incomes and other expenses	283	0.01	(3,899)	(0.11)	(86)	(0.00)	2,802	0.08

Related to income tax expense

Income tax expense	—	0.00	1,119	0.03	—	0.00	1,119	0.03

Total related to net income & EPS	8,800	0.23	27	0.00	24,955	0.66	13,063	0.36

Non-GAAP measures	30,456	0.80	20,849	0.56	94,669	2.50	55,291	1.50

Shares used in computing diluted net income per share
GAAP diluted shares		37,872		37,089		37,750		36,743
Non-GAAP diluted shares		37,872		37,089		37,750		36,743

FABRINET

GUIDANCE FOR QUARTER ENDING JUNE 30, 2017

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share:	$0.65 to $0.67
Related to cost of revenues:
Share-based compensation expenses	0.05

Total related to cost of revenues	0.05

Related to selling, general and administrative expenses:
Share-based compensation expenses	0.10
Expenses related to CEO search	0.01

Total related to selling, general and administrative expenses	0.11

Related to other incomes and other expenses:
Amortization of debt issuance costs	0.01

Total related to net income & EPS	0.17

Non-GAAP net income per diluted share	$0.82 to $0.84